UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2017

J.JILL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38026	45-1459825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Batterymarch Park

Quincy, MA 02169

(Address of Principal Executive Offices) (Zip Code)

(617) 376-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(f)

On February 10, 2017, J.Jill, Inc. (“we” or the “Company”) filed a Registration Statement on Form S-1 (File No. 333-215993) with the Securities and Exchange Commission, which Registration Statement was subsequently amended on February 27, 2017 (as amended, the “Registration Statement”). Pursuant to Instruction 1 to Item 402(c)(2)(iv) of Regulation S-K, the Company omitted from the Summary Compensation Table included in the Registration Statement cash bonuses with respect to performance during the Company’s fiscal year ended January 28, 2017 (the “2016 Bonuses”) because the 2016 Bonuses had not yet been determined at the time the Registration Statement was filed.

On April 3, 2017, the Board of Directors of the Company approved the 2016 Bonuses for the Company’s named executive officers. In accordance with Item 5.02(f) of Form 8-K, the Company is providing a revised Summary Compensation Table, which includes the 2016 Bonuses and revised total compensation figures for the Company’s fiscal year ended January 28, 2017.

Summary Compensation Table

The following summary compensation table sets forth information regarding the compensation paid to, awarded to, or earned by our President and Chief Executive Officer and our two other most highly compensated executive officers for services rendered in all capacities during the years ended January 30, 2016 and January 28, 2017.

Name and Principal Position	Fiscal Year	Salary(1)	Stock Awards(2)(3)	Non-Equity Incentive Plan Compensation(4)	All Other Compensation(5)	Total
Paula Bennett President and Chief Executive Officer	2016	$729,616	—	$1,019,918	$27,415	$1,776,949
	2015	$700,000	$563,165	$1,657,466	$1,738,471	$4,659,102
Joann Fielder Executive Vice President, Chief Merchandising and Creative Officer	2016	$596,154	—	$500,013	$3,998	$1,100,165
	2015	$546,298	$175,989	$688,127	$1,099,228	$2,509,642
David Biese Senior Vice President, Chief Financial Officer	2016	$421,397	—	$266,151	$4,004	$691,552
	2015	$420,421	$140,791	$447,965	$1,156,944	$2,166,121

(1)	The base salary reflects the amount actually paid to each named executive for fiscal years 2015 and 2016 and includes the effect of any mid-year adjustments to their base salaries, if applicable. As of the end of fiscal year 2016, the annual base salary rate for Ms. Bennett, Ms. Fielder, and Mr. Biese was $735,000, $600,000, and $443,226, respectively.

(2)

All equity awards granted to our named executive officers were in the form of Common Interests of JJill Topco Holdings, which are profits interests. Each profits interest generally entitles the holder, upon a sale transaction or other similar transactions, to a percentage of the appreciation in the equity value of JJill Topco Holdings, arising after the date on which the profits interests was granted (the value of JJill Topco Holdings or of the Common Interests on the date of grant is, in either case, referred to as the “profits interest hurdle”). Therefore, a Common Interest will generally have value only to the extent that the equity value of JJill Topco Holdings has appreciated above the profits interest hurdle applicable to such interest. If, in connection with a sale or similar transactions, there has been no appreciation in the value of JJill Topco Holdings above the applicable profits interest hurdle, no payment will be made with respect to such Common Interests.

(3)	There was no public market for the Common Interests in fiscal year 2015, and thus the market value reflected in the table above is based on the total fair market value attributable to all Common Interests on the date of grant, taking into account the applicable profits interest hurdle for each unit and computed in accordance with FASB ASC Topic 718. For information about the assumptions used in these calculations, see Note 16 of the Company’s audited consolidated financial statements for fiscal year 2015 included as part of this registration statement.

(4)	Amounts set forth in the Non-Equity Incentive Plan Compensation column for fiscal years 2015 and 2016 represent cash bonuses paid to each of our named executive officers pursuant to the Company’s Annual Incentive Plan for such year, which bonuses are determined based on the Company’s EBITDA (adjusted to reflect the payment of such bonuses, which is referred to herein as the “adjusted EBITDA”). In fiscal year 2015, the Company achieved an adjusted EBITDA of $91.1 million (which exceeded the adjusted EBITDA target by approximately $13.1 million, resulting in a multiplier of approximately 2.3678x) and the cash bonuses to each of our named executive officers were paid in April 2016.

The Company’s Annual Incentive Plan for fiscal year 2016 was also measured based on the Company’s adjusted EBITDA. Threshold and target adjusted EBITDA performance goals were established along with their corresponding payout opportunities. As was the case in fiscal year 2015, no bonus pool cap was established to the extent that actual adjusted EBITDA exceeds the target performance goal. The annual target bonus (as a % of base salary) for each of Mses. Bennett and Fielder and Mr. Biese under the Company’s Annual Incentive Plan for fiscal year 2016 was 100%, 60% and 45%, respectively. The following table outlines the adjusted EBITDA performance objectives and the payout multiplier for fiscal year 2016:

	Below Threshold	Threshold	Above Threshold but Below Target	Target	Above Target
Adjusted EBITDA	< $91.1 million	$91.1 million	>$91.1 million, but < $105.0 million	$105.0 million	> $105.0 million

Payout Multiplier	No payout	0.5x	0.1x increase to multiplier for every additional $2.78 million in adjusted EBITDA generated	1.0x	0.1x increase to multiplier for every additional $1.28 million in adjusted EBITDA generated

In fiscal year 2016, the Company achieved an adjusted EBITDA of $110.5 million (which exceeded the adjusted EBITDA target by approximately $5.5 million, resulting in a multiplier of approximately 1.3979x) and the cash bonuses to each of our named executive officers were paid in April 2017.

(5)	Amounts shown in the All Other Compensation column for fiscal years 2015 and 2016 represent the following:

	Discretionary Transaction Bonus (a)		Make-Whole Bonus (including tax gross-up)(b)		401(k) Matching Contributions		Other (c)
	2015	2016	2015	2016	2015	2016	2015	2016
Paula Bennett	$1,672,350	—	—	—	$3,571	$4,015	$62,550	$23,400
Joann Fielder	$1,000,000	—	$95,455	—	$3,773	$3,998	—	—
David Biese	$1,115,000	—	$38,182	—	$3,762	$4,004	—	—

(a)	These discretionary transaction bonuses were paid in May 2015 to each named executive officer in connection with the Acquisition.
(b)	The so-called “make-whole bonuses” were payable based on the terms of award agreements with Ms. Fielder and Mr. Biese, which provided for payment of a bonus in connection with certain qualifying transactions, including the Acquisition. Pursuant to the terms of the award agreements, the amount of the make-whole bonus was determined based on the value achieved in the qualifying transaction and included a tax gross-up of $25,455 and $10,182 for Ms. Fielder and Mr. Biese, respectively.

(c)	The amount in this column is comprised of the following:

	2015	2015
Reimbursement of Legal Fees	$41,150	$2,000
Car Allowance	$21,400	$21,400

.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 7, 2017

J.JILL, INC.

By:	/s/ David Biese
Name:	David Biese
Title:	Chief Financial Officer